UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2011
MERIDIAN INTERSTATE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-33898	20-4652200

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Meridian Street, East Boston, Massachusetts	02128

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 567-1500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 31, 2011, Meridian Interstate Bancorp, Inc. issued a press release announcing earnings for the fourth quarter and year ended December 31, 2010. A copy of the press release is attached as Exhibit 99 to this report.
The press release attached as an exhibit to this Current Report pursuant to this Item 2.02 is being furnished to, and not filed with, the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits.

Exhibit No.	Exhibit

99	Press release dated January 31, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.
DATE: February 1, 2011	By:	/s/ Mark L. Abbate
Mark L. Abbate
Senior Vice President, Treasurer and Chief Financial Officer